SECURITIES AND EXCHANGE COMMISSION

                    WASHINGTON, D.C.  20549


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                         FORM 8-K


                      CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) March 29, 1994.


                  EL PASO NATURAL GAS COMPANY
           (Exact Name of Registrant as Specified in its Charter)


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
      Delaware                    1-2700                    74-0608280
   (State or Other        (Commission File Number)       (I.R.S. Employer
    Jurisdiction                                       Identification Number)
  of Incorporation)
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                  One Paul Kayser Center
              304 Texas Avenue, El Paso, Texas 79901
       (Address of Principal Executive Office, Including Zip Code)


                      (915) 541-2600
         (Registrant's Telephone Number, Including Area Code)

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Item 5.    Other Events.

           On March 30, 1994, El Paso Natural Gas Company (the "Company") issued a press release regarding the decision rendered by the Delaware Chancery Court in the matter of El Paso Natural Gas Company v. Amoco Production Company. A copy of that press release is attached hereto as Exhibit 99 and is incorporated herein by reference.


               -----------------------




     Inclusion in this Report of the matter described above should not be deemed an admission by the Company that such matter is or may be material in any respect to the Company.

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)     Financial Statements.

             None

     (b)     Pro Forma Financial Information.

             None

     (c)     Exhibits.

             The following exhibit is filed herewith:

             99.     Press Release dated March 30, 1994.

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                           SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     EL PASO NATURAL GAS COMPANY
                                              (Registrant)



Date:  March 31, 1994                By: /s/ H. Brent Austin
                                     Name:  H. Brent Austin
                                     Title:  Senior Vice President
                                       and Chief Financial Officer

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                             EXHIBIT INDEX

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
Exhibit No.                 Description


  99                        Press Release dated March 30, 1994.



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